Exhibit 99.1

CORPORATE OBJECTIVES 2004 Revenues (in billions) $1.3 - $1.4 Earnings per share $1.69 - $1.76 Same-market treatment growth 4 - 6% Same-market revenue growth 5 - 7% Patients 30,000 - 31,000 Treatments (in millions) 4.1 - 4.3 Capital expenditures (in millions) $85 - $95 Acquisition target (patients) 1,000 - 1,500